Business and Financial Overview March and April 2010 Exhibit 99.1

Disclaimers

Forward-Looking Statements
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or
“anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in our periodic filings with the
Securities and Exchange Commission.
GAAP Disclaimer
This presentation includes the use of both GAAP (generally accepted accounting principles)
and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and
Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

Investment Highlights
Leadership
Clear leader in the fast growing, attractive SBC market
Scale
Approximately twice the size of our largest competitor in each of our end-use markets
The only producer with a global footprint and service capabilities
High
Barriers to
Entry
Patented technology, custom designed product, process excellence, global reach and customer relationships create strong competitive position that cannot be matched by existing or potential competitors
Kraton, therefore, commands price premiums in the market
Innovation
Most-productive innovator of new SBC products, often engineered to meet a specific customer need
Earnings
Growth
Driven by cost initiatives, economic recovery, return to normal customer inventory levels and new product introductions
Meaningful operating leverage
Experience
Strong leadership team demonstrating continuous improvement in productivity, innovation and margin improvement even in a difficult macroeconomic environment

Experienced Management Team
Name Title Previous Experience
Years
Industry
Experience
Dan Smith
Chairman of the
Board
Lyondell 40
Kevin Fogarty President & CEO Koch (Invista) 18
Steve Tremblay
Chief Financial
Officer
Vertis 9
David Bradley
Chief Operating
Officer
General Electric (Lexan) 17
Lothar Freund
Research &
Technical Services
Hoechst AG (Invista) 20

Kraton Overview
We design and manufacture customized
SBC neat resin and compound solutions
to meet our leading customers’ specific
innovation needs
We currently offer approximately 800
products to more than 700 customers, in
over 60 countries
We are organized around four distinct
markets, or end-uses, providing industrial,
consumer and geographical diversification
second to none
We employ approximately 800 people in
15 locations in all major regions of the
world
2009 operating revenue of $968 million
and 2009 Adjusted EBITDA of $91 million
(1) Sales revenue excludes by-products sales
(2) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt. A reconciliation of net income or loss to EBITDA and Adjusted EBITDA is presented in the Appendix.
2009 Sales Revenue
(1)
by End-Use
2009 Sales Revenue
(1)
by Geography
North and
South
America
Europe,
Middle
East &
Africa
Asia Pacific
Paving and
Roofing
Adhesives,
Sealants and
Coatings
Footwear and
Other
Emerging
Businesses
Advanced
Materials
We are the world’s leading innovator of
Styrenic Block Copolymers (SBCs)

Before Kraton After Kraton
Kraton Makes Products Better
Product Issue
Stretch in legs only (Spandex)
Not a fitted garment
High leakage rate
Overall improvement in stretch
(where it’s needed)
Better fit
Low leakage rate
Kraton market share: 47%
2001 – 2007 CAGR: 11.4%
Elastic Films for Disposable Diapers
Kraton as % of Diaper
cost: <2%
Phthalate plasticizers are used to
make PVC soft. However, plasticizers
can leach from finished products and
create health concerns
Limited recyclability
Vinyl Chloride polymers are unsafe
when burned or incinerated improperly
Fully recyclable
Kraton imparts softness, toughness and clarity
Plasticizers & chlorine free
Product Issue
Kraton as an alternative for soft PVC
Kraton as % of finished
product cost: <5%

SBCs Are a Growth Industry
SBC Industry Volume (KT)
(1)
SBCs Grow Faster Than GDP
While SBC applications grow at
GDP, the adoption of SBCs into new
applications leads to ~2x GDP
industry growth
Low cost relative to value add /
performance
Limited substitution risk
Rising incomes in developing economies
Innovation and new SBC product
introductions
End use application growth (e.g., cell
phone covers, PVC replacement,
IV bags)
Growing demand for green alternatives to
electronics, medical and baby care markets
(1) Excludes footwear segment in which Kraton does not actively compete.
Source: Management Estimates

Clear Leader in Attractive Markets
Market position
2009 Revenue (1)
#1
64%
Adhesives, Sealants,
and Coatings
Advanced Materials
#1
75%
Paving and Roofing
#1
74%
Emerging Businesses
#1
100%
32% 31% 26% 7%
2.6x 2.2x 1.9x 6.1x
Source: Management  estimates
(1)
Based on 2009 sales of $920.4 million (excludes by-product sales which are reported as other revenues)
(2)
Industry growth from 2001-2008; however, IR Latex growth is Kraton growth from 2007-2009
(3)
Management’s estimates vs. next largest competitor based on 2008 sales
#1 Market Position and Approximately Twice the Size of Our Closest Competitors
Top 4 market
share
Kraton market
share relative to
#2 competitor (3)
Growth (2)
5.2% 8.0% 7.1% 28.8%

Kraton
Giving Innovators Their Edge

3M

P&G

Bostik

Kimberly-Clark

Unparalleled Global Manufacturing and Service
Capability
Location Capability
Kraton
Capacity
Houston, Texas
Global Headquarters &
Innovation Center
Not applicable
Belpre, Ohio Manufacturing 189 kt
Wesseling,
Germany
Manufacturing 95 kt
Berre, France Manufacturing 87 kt
Paulinia, Brazil
Manufacturing &
Innovation Center
28 kt
Kashima, Japan
Manufacturing Joint
Venture
20 kt
Amsterdam, The
Netherlands
Innovation Center Not applicable
Mont St. Guibert,
Belgium
Technical Service
Office
Not applicable
Shanghai, China
Customer Service &
Technical Center
Not applicable
Tskuba, Japan Innovation Center Not applicable
High quality customer base
Majority of top customers have 15+ year
relationship
Blue chip customer base in the consumer
products, packaging, medical supplies,
construction and textile industries
Several key customer relationships are sole
source
Well diversified customer base

Sustainable Competitive Advantages
Over 40 years of process know-how and
expertise
Performance-critical products and manufacturing
complexity
Technical
Barriers
Globally recognized brand – KRATON
®
Industry-leading R&D infrastructure
Global low-cost manufacturing footprint
Significant regulatory hurdles / barriers to new
manufacturing sites
Stable raw material base with multiple sources
of supply and contract / relationships
Infrastructure
Barriers
Superior and
Innovative Products
+
High Customer
Switching Costs
+
Long-Term
Customers
Relationships
=
Leading
Market Position
Products designed collaboratively to meet
specific customer needs / applications
Preferred partner based on manufacturing
consistency and process know-how
Ongoing technical service offering
100% of products offered on demand
High
Value
Added

Innovation-led Top Line Growth
Case Study:  IR Latex Revenue Growth Key Attributes
Tremendous growth
Rapidly capture share from $2.2 billion natural
rubber latex industry
Margins well in excess of rest of business
Kraton maintains 86% market share
Challenging process technology to replicate
for competitors and new entrants
IPO proceeds will help fund IR Latex
capacity expansion
20/20 Vision by 2011
20% of revenue from innovation
20% contribution margin premium

US $ in millions
$15
$22
$23
$35
$61
2005 2006 2007 2008 2009
6%
11%
13%
14%
12%
20%
2005 2006 2007 2008 2009 2011

Kraton
Giving Innovators Their Edge

NEXAR™ Polymers

Strong Diversified Innovation Pipeline to Drive Growth 12 Slush Molding HiMA Protective Films PVC Replacement Wire & Cable PVC Replacement Medical Applications

Kraton has Significant Growth & Profitability Opportunities
Project Description
Estimated
Cost
Expected
Timing
Latex
Expansion
Capture additional market
demand
Up to $30 million 2011 - 2012
HSBC
Expansion
High-margin HSBC
capacity expansion
utilizing new technology
TBD 2012 +
Asia Plant /
Rationalize
Capacity
State of the Art HSBC
plant in Asia
Debottleneck existing
capacity
In Phases / TBD 2012 +
Isoprene
Rubber and
Isoprene Latex
Debottleneck
Capital advantaged latex
expansion at Paulinia and
IR capacity replacement
$30 - $35 million 2010 - 2011
We Typically Seek Higher Growth Opportunities with Relatively Rapid Steady-State Payback

$(10)
$13
$53
$35
Q1 09 Q2 09 Q3 09 Q4 09
2009 Financial Highlights
$178
$234
$270
$238
Q1 09 Q2 09 Q3 09 Q4 09
Adhesives, Sealants & Coatings,
Advanced Materials and Emerging
Businesses each posted revenue growth
in Q4 2009 versus Q4 2008
Sales Revenue (1)
(US $ in Millions)
(1) Excludes by-product revenue
(2) Adjusted EBITDA  is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt. A reconciliation of net income or loss to EBITDA and Adjusted EBITDA is presented in the
Appendix
Q3 momentum continued into Q4
Q4 volume of 61kt up 16% versus Q4
2008
2009 volume of 260 kilotons versus
313 kilotons in 2008
Volume (kt)
47
71
81
61
61%
76%
90%
Q1 09 Q2 09 Q3 09 Q4 09
116%
% of 2008
Q4 2009 adjusted EBITDA was up 21%
compared to $29 million in Q4 2008
Adjusted EBITDA margin percentage
yields 170 basis point improvement
versus Q4 2008
Adjusted EBITDA (2)
(US $ in Millions)

2009 Financial Overview
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt. A reconciliation of net income or loss to EBITDA and Adjusted EBITDA is presented in the
Appendix

US $ in thousands
2009 2008 2009 2008
Sales Volume (kt) 61 53 260 313
Total Operating Revenues 250,708 $          231,636 $          968,004 $          1,226,033 $
Cost of Goods Sold 189,840 182,665 792,472 971,283
Gross Profit 60,868 48,971 175,532 254,750
Operating expenses
Research and Development 6,098 5,920 21,212 27,049
Selling, General and Administrative 22,919 27,853 79,504 101,431
Depreciation and Amortization of Identifiable Intangibles 25,168 12,282 66,751 53,162
Gain on Extinguishment of Debt - - 23,831 -
Equity in Earnings of Unconsolidated Joint Venture 98 123 403 437
Interest Expense, net 9,179 8,999 33,956 36,695
Income (Loss) Before Income Taxes (2,398) (5,960) (1,657) 36,850
Income Tax Expense (882) 1,035 (1,367) 8,431
Net Income (Loss) (1,516) $             (6,995) $             (290) $                28,419 $
Earnings (Loss) per Common Share - Diluted (0.07) (0.36) (0.01) 1.46
Adjusted EBITDA
(1)
35,043 $            28,551 $            91,359 $            152,048 $
Fourth Quarter Full Year

$1,226
$(169)
$(59)
$(23)
$(7)
$968
2008
Volume
Price
FX
By-Product
2009

$152
$(41)
$(22)
$(12)
$16
$(2)
$91
2008
Volume
Price, net of costs
T/A
R&D/SG&A
FX/Other
2009

Operating Revenue and Adjusted EBITDA
(1)
Walk
Fiscal Years 2008 vs. 2009
Operating Revenue FY 2008 vs. 2009
Adjusted EBITDA
(1)
FY 2008 vs. 2009
(1)
Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt. A reconciliation of net income or loss to EBITDA and Adjusted EBITDA is presented in the Appendix.

US $ in millions

$41
$15
$4
$(41)
$232
$251
Q4 2008
Volume
Price
FX
By-Product
Q4 2009

$22
$3
$1
$(16)
$(4)
$29
$35
Q4 2008
Volume
Price, net of costs
T/A
R&D/SG&A
FX/Other
Q4 2009

Operating Revenue Q4 2008 vs. Q4 2009

Adjusted EBITDA
(1)
Q4 2008 vs. Q4 2009
Operating Revenue and Adjusted EBITDA
(1)
Walk
Q4 2008 vs. Q4 2009
(1)
Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt. A reconciliation of net income or loss to EBITDA and Adjusted EBITDA is presented in the Appendix.
US $ in millions

$17
$21
$17
$12
Culture of Continuous Cost Improvement
$67
2007
Belpre work process improvement
project
Offsite warehouse
Global office closures
2009
Berre fixed cost reduction
ERP project
Paulinia work process improvement
project
Global staff reduction, discretionary
spending reduction
2010
Pernis IR shutdown
2008
Pernis SIS shutdown
RTS and SG&A staff reductions
Freight forward contract
Belpre energy reduction initiatives
Annualized run-rate of cost savings
US $ in millions

Capital Structure Significantly Improved
Amend and Extend Cash Flow Revolver
Upsize to $80.00 million from $75.5 million
Two year maturity extension to May 2013
L+ 300 from L + 200
Reduced principal by $37.0 million
Realized gain of $23.8 million
Annual cash interest savings of $3.0 million
Senior Subordinated Notes Bond Buyback
IPO Results in Term Loan Reduction
Raised ~$137.8 million in IPO
Reduced Term Loan by $100 million
Created $25 million of leverage cushion
Annual cash interest savings of $3.5 - $5.0
million
Reduced debt by $190 million to
$385 million at December 31,
2009 from $575 million at
December 31, 2008
Liquidity improved to $149
million at December 31, 2009
from $127 million at December
31, 2008
Leverage ratio (as calculated
under the senior credit facility) of
2.88 at December 31, 2009
improved 26% from December
31, 2008’s 3.87

Indebtedness and Liquidity
Gross
Debt Cash
Net
Debt
December 31, 2008 $ 575 $ 101 $ 474
Bond buyback program (37) (13) (24)
Proceeds from IPO
(1)
(100) 27 (127)
Debt services, net (53) (46) (7)
December 31, 2009 $   385 $     69 $ 316
Working capital produced $29 million of cash flow
Total liquidity
(2)
increased from $127 million to $149 million
Revolver amended to increase availability from $75.5 million to $80.0 million and extended maturity to May 2013
(1) Proceeds from IPO excludes underwriters’ over-allotment option exercised in January 2010 yielding additional cash proceeds of $11 million
(2) Total liquidity is cash on hand plus undrawn revolver availability

US $ in millions

Outlook 2010
Capital spending $50 to $55 million
Cash interest $20 to $22 million
Cash pension contributions $4 to $5 million
Cash restructuring $10 million
Book tax rate 20% to 25%
Cash tax rate 15% to 20%

Recent Actions Have Established Strong Earnings Base
Source: Management estimates
(1) Adjusted EBITDA adds back sponsor fees and expenses, restructuring and related charges, other non-cash expenses and the gain on extinguishment of debt. A reconciliation of net income or loss to EBITDA and Adjusted EBITDA is presented in the Appendix.
(2) LIFO Adjustment reflects the impact of the rapid price decline in feed stocks (which are subsequently rebounding) and its flow through to EBITDA.
(3) Announced and implemented cost savings not reflected in LTM December 2009 Adjusted EBITDA.
(4) Higher than normal regulatory maintenance in Europe YTD December 2009 compared to same periods 2006, 2007 and 2008.
$91
$18
$15
$12
$136
2009 Adjusted
EBITDA
LIFO
Adjustment
Implemented
Cost Savings
Turnaround
Costs
Volume Innovation Margin Potential
$(10)  Q1
$ 13   Q2
$ 53  Q3
$ 35  Q4
(3) (4)
(1)
Economic
Recovery
Stimulus
Package
IR Latex
Capacity
20/20 mix
Enhancement
Continuous cost
reduction
20/20
Introductions
NEXAR™
Slush molding
HiMA
Historical Adjustments Growth Opportunities and Initiatives
ERP (10/09)
Pernis (1/10)
(2)
US $ in millions

Kraton 2010 Business Priorities
Innovation-led Top-line
Growth
Vision 20/20
Vitality index at or above 14%
Demonstrate clear traction on step-out innovation projects
Capital Investment
PIR conversion to Belpre
Paulinia IRL to 2,200 tons
DCS Phase II Belpre
Plan for semi works to increase innovation productivity
Earnings Growth
Return business to full year sustainable growth
Leverage “smart” pricing to maintain target margins
Continue focus on developing economies
Capture stimulus spending opportunities
Critical Capabilities
Leverage enhanced market development capabilities
Implement new sales and marketing incentive plan
Utilize SAP full functionality
Investor Relations

Flawlessly execute $50 - $55 million investment plan

Investment Highlights
Leadership
Clear leader in the fast growing, attractive SBC market
Scale
Approximately twice the size of our largest competitor in each of our end-use markets
The only producer with a global footprint and service capabilities
High
Barriers to
Entry
Patented technology, custom designed product, process excellence, global reach and customer relationships create strong competitive position that cannot be matched by existing or potential competitors
Kraton, therefore, commands price premiums in the market
Innovation
Most productive innovator of new SBC products, often engineered to meet a specific customer need
Earnings
Growth
Driven by cost initiatives, economic recovery, return to normal customer inventory levels and new product introductions
Meaningful operating leverage
Experience
Strong leadership team demonstrating continuous improvement in productivity, innovation and margin improvement even in a difficult macroeconomic environment

Appendix

SBCs are Engineered to Meet Customer Needs
Primary Raw
Materials Products Customer Value
End-Use Applications
Styrene
Unhydrogenated
SBCs
SBS
SIS
SIBS
Butadiene
Isoprene
Hydrogenated
SBCs
SEBS
SEPS
Isoprene Rubber
and Latex
Compounds
Paving
Roofing
Personal Care
Tapes
Formulators
Labels & Printing
Compounds
Packaging
Auto
Lubricants
Medical
Stretch
Soft-Touch
Adhesion
Strength
Durability
Thickening
Compatibility
Clarity
Recyclability
Kraton is the only provider of these value components across all products touching a wide array of applications

SBCs Enhance Performance Attributes Durability Elasticity Impact Soft Touch Clarity Adhesion We are a Highly Engineered, Performance Materials Business

Reconciliation of Net Income/(Loss) to EBITDA and
Adjusted EBITDA
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
US $ in thousands
Three months Ended Three months Ended Twelve months Ended Twelve months Ended
12/31/2009 12/31/2008 12/31/2009 12/31/2008
Net Income (Loss) (1,516) $                      (6,995) $                      (290) $                           28,419 $
Add(deduct):
    Interest expense, net 9,179                         8,999                         33,956                          36,695
    Income tax expense (882)                           1,035                         (1,367)                           8,431
    Depreciation and amortization expenses 25,168                        12,282                        66,751                          53,162
EBITDA
(1)
31,949 $                     15,321 $                     99,050 $                       126,707 $
EBITDA
(1)
31,949 $                     15,321 $                     99,050 $                       126,707 $
Add(deduct):
    Sponsor fees and expenses 500                            500                            2,000                            2,000
    Restructuring and related charges 2,144                         4,189                         9,677                            13,671
    Other non-cash expenses 450                            8,541                         4,463                            9,670
    Gain on extinguishment of debt -                             -                             (23,831)                         -
Adjusted EBITDA
(2)
35,043 $                     28,551 $                     91,359 $                       152,048 $
Restructuring and related detail:
Cost of goods sold 440                            355                            6,747                            355
Research and development -                             129                            -                               2,430
Selling, general and administrative 1,704                         3,705                         2,930                            10,886
Total restructuring and related charges 2,144 $                       4,189 $                       9,677 $                         13,671 $